UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): April 27, 2017

ENBRIDGE ENERGY PARTNERS, L.P.

(Exact Name of Registrant as Specified in Charter)

DELAWARE	1-10934	39-1715850
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1100 LOUISIANA, SUITE 3300, HOUSTON, TEXAS 77002

(Address of Principal Executive Offices) (Zip Code)

(713) 821-2000

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On April 27, 2017, Enbridge Energy Partners, L.P. (“EEP” or the “Partnership”) concluded its previously announced strategic review and entered into several transactions (the “Restructuring Transactions”) to strengthen the Partnership’s financial position and outlook.

Purchase and Sale Agreement

On April 27, 2017, EEP entered into a definitive Purchase and Sale Agreement (“PSA”) with Enbridge Energy Company, Inc. (“EECI” or the “General Partner”) pursuant to which EECI will acquire all of EEP’s ownership interests in the Midcoast Energy Partners, L.P. (“MEP”) gas gathering and processing business (“MEP Sale”), subject to customary closing conditions including expiration or termination of the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976. EECI will acquire EEP’s 48.4% limited partner interest in Midcoast Operating, L.P. (“MOLP”), EEP’s 51.9% limited partner interest in MEP, and EEP’s 100% membership interest in Midcoast Holdings, L.L.C. (“MH”), MEP’s general partner, for $2.15 billion, which includes cash consideration of $1.31 billion and outstanding indebtedness at MEP, which was $840 million as of March 31, 2017. The value of the MEP Sale is economically equivalent to the per unit price paid by EECI to the public unitholders of MEP pursuant to the Agreement and Plan of Merger, dated as of January 26, 2017, by and among EECI, Enbridge Holdings (Leather) L.L.C., MEP and the general partner of MEP, which closed on April 27, 2017. From the date of the PSA, without consent of EECI, EEP shall not permit the declaration of distributions to the holders of equity interests in MEP, other than in the ordinary course of business; provided that MOLP may not declare any distributions to EEP after the date of the PSA.

The foregoing description of the PSA and the transactions contemplated thereby does not purport to be complete and is qualified in its entirety by reference to the full text of the PSA, a copy of which is attached as Exhibit 10.1 hereto and incorporated herein by reference.

Contribution and Redemption Agreement

On April 27, 2017, EEP entered into a Contribution and Redemption Agreement (the “Contribution and Redemption Agreement”) with EECI, pursuant to which EEP issued 64,308,682 Class A common units representing limited partner interests to EECI in exchange for an aggregate purchase price of approximately $1.2 billion. EEP then used the proceeds from the Class A common unit issuance to redeemed in full the 48,000,000 outstanding Series 1 Preferred Units held by EECI. As part of the Contribution and Redemption Agreement, EEP also agreed to repay to EECI the $357 million deferred distribution balance related to the Series 1 Preferred Units, using a portion of the proceeds EEP will receive upon the closing of the MEP Sale.

The foregoing description of the Contribution and Redemption Agreement and the transactions contemplated thereby does not purport to be complete and is qualified in its entirety by reference to the full text of the Contribution and Redemption Agreement, a copy of which is attached as Exhibit 10.2 hereto and incorporated herein by reference.

Joint Funding Arrangement for Bakken Pipeline System

On April 27, 2017, EEP finalized the previously announced joint funding arrangement for the Bakken Pipeline System investment by entering into the Contribution Agreement (the “Contribution Agreement”), dated as of April 27, 2017, by and among EEP, EECI and Enbridge Holdings (DakTex) L.L.C. (the “Joint Funding LLC”), and the Amended and Restated Limited Liability Company Agreement (the “Joint Funding LLCA”) of the Joint Funding LLC, dated as of April 27, 2017, by and among EEP and EECI. Pursuant to the Contribution Agreement, (i) EECI contributed approximately $1.14 billion to the Joint Funding LLC in exchange for Class A units in the Joint Funding LLC representing a 75% membership interest in the Joint Funding LLC (with EEP retaining the remaining 25% membership interest) and (ii) the Joint Funding LLC distributed the approximate $1.14 billion contributed by EECI to EEP. Pursuant to the Joint Funding LLCA, beginning on the in-service date for the Bakken Pipeline System, EEP will have a five-year option to acquire an additional 20% interest in the Joint Funding LLC from EECI at net book value, adjusted for capitalized interest incurred prior to the option closing date with respect to capital contributions made in respect of the option interest being purchased. All available cash will be distributed to the members of Joint Funding LLC no less frequently than quarterly.

With the finalization of the joint funding arrangement, EEP repaid a $1.5 billion intercompany loan to Enbridge (U.S.) Inc., which was used initially by EEP to close the Bakken Pipeline System investment acquisition in February 2017.

The foregoing description of the Contribution Agreement and the Joint Funding LLCA does not purport to be complete and is qualified in its entirety by reference to the full text of such agreements, copies of which are attached hereto as Exhibits 10.3 and 10.4, respectively.

The description of the Class F units provided below under Item 5.03 is incorporated into this Item 1.01 by reference thereto.

Item 3.02 Unregistered Sale of Equity Securities.

On April 27, 2017, EEP issued 1,000 units of a new class of limited partner interests of EEP designated as Class F units to the General Partner. The Class F units were issued by the Partnership in a private transaction exempt from registration under Section 4(2) of the Securities Act of 1933, as amended, in consideration for a wholly-owned subsidiary of EECI, as the holder of the Partnership’s Class D units and Incentive Distribution Units (as defined in the Seventh Amended and Restated Partnership Agreement) irrevocably waiving all of its rights associated with such units. The effective date of the issuance is April 27, 2017. The information in Items 1.01 and 5.03 set forth above and below, respectively, is incorporated herein by reference thereto.

The foregoing is qualified in its entirety to the full text of the Partnership’s Eighth Amended and Restated Agreement of Limited Partnership, dated April 27, 2017 (the “Amended Partnership Agreement”), which is included as Exhibit 3.2 to this Current Report on Form 8-K and is incorporated herein by reference thereto.

On April 27, 2017, pursuant to the Contribution and Redemption Agreement, EEP issued 64,308,682 Class A common units to EECI at a purchase price equal to $18.66 per unit in a private placement transaction exempt from registration under Section 4(2) of the Securities Act. The effective date of the issuance is April 27, 2017. EEP received gross proceeds of approximately $1.2 billion from the issuance, which EEP used to redeem the Series 1 Preferred Units, as described above. The information in Item 1.01 set forth above is incorporated herein by reference.

Item 3.03 Material Modification to Rights of Security Holders.

The information in Items 3.02 set forth above and 5.03 set forth below is incorporated herein by reference.

Item 5.03. Amendment to Articles of Incorporation or Bylaws.

On April 27, 2017, the General Partner entered into Amendment No. 2 to the Partnership’s Seventh Amended and Restated Agreement of Limited Partnership, dated January 2, 2015 (as amended, the “Seventh Amended and Restated Partnership Agreement”), which provides for the holder of Class D units of EEP and a majority of the independent directors of the Board of Directors of Enbridge Energy Management, L.L.C., as delegate of EECI, the general partner of EEP, to consent to the issuance of securities of the Partnership which may be deemed to be a reclassification of the Class D units.

Subsequent to the foregoing amendment, on April 27, 2017, the General Partner amended and restated EEP’s Seventh Amended and Restated Partnership Agreement and entered into the Eighth Amended and Restated Agreement of Limited Partnership in connection with a simplification of the Partnership’s incentive distribution mechanism pursuant to which a wholly owned subsidiary of EECI, as the holder of the Partnership’s Class D units and Incentive Distribution Units, irrevocably waived all of its rights, preferences, privileges and powers associated with such units in exchange for Class F units of the Partnership. The Amended Partnership Agreement, among other things, provides for the issuance of and sets forth the rights, preferences and obligations of the Class F units. The Class F units are entitled to (i) 13% of distribution of available cash in excess of $0.295 up to $0.350 per unit and (ii) 23% of distributions of available cash in excess of $0.350 per unit.

The foregoing is qualified in its entirety to the amendment to the Seventh Amended and Restated Partnership Agreement and the Amended Partnership Agreement, which are included as Exhibits 3.1 and 3.2, respectively, to this Current Report on Form 8-K and is incorporated herein by reference thereto.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description of the Exhibit

3.1	Amendment No. 2 to the Seventh Amended and Restated Agreement of Limited Partnership of Enbridge Energy Partners, L.P., dated April 27, 2017.

3.2	Eighth Amended and Restated Agreement of Limited Partnership of Enbridge Energy Partners, L.P., dated as of April 27, 2017.

10.1	Purchase and Sale Agreement, dated as of April 27, 2017, by and between Enbridge Energy Partners, L.P. and Enbridge Energy Company, Inc.

10.2	Contribution and Redemption Agreement, dated as of April 27, 2017, by and between Enbridge Energy Company, Inc. and Enbridge Energy Partners, L.P.

10.3	Contribution Agreement, dated as of April 27, 2017, by and among Enbridge Energy Company, Inc., Enbridge Energy Partners, L.P. and Enbridge Holdings (DakTex) L.L.C.

10.4	Amended and Restated Limited Liability Company Agreement of Enbridge Holdings (DakTex) L.L.C., dated as of April 27, 2017, between Enbridge Energy Partners, L.P. and Enbridge Energy Company, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

ENBRIDGE ENERGY PARTNERS, L.P. (Registrant)

	By:	Enbridge Energy Management, L.L.C. as delegate of Enbridge Energy Company, Inc., its general partner

Date: May 3, 2017	By:	/s/ STEPHEN J. NEYLAND
Stephen J. Neyland
Vice President - Finance
(Duly Authorized Officer)

Index of Exhibits

Exhibit Number	Description of the Exhibit

3.1	Amendment No. 2 to the Seventh Amended and Restated Agreement of Limited Partnership of Enbridge Energy Partners, L.P., dated April 27, 2017.

3.2	Eighth Amended and Restated Agreement of Limited Partnership of Enbridge Energy Partners, L.P., dated as of April 27, 2017.

10.1	Purchase and Sale Agreement, dated as of April 27, 2017, by and between Enbridge Energy Partners, L.P. and Enbridge Energy Company, Inc.

10.2	Contribution and Redemption Agreement, dated as of April 27, 2017, by and between Enbridge Energy Company, Inc. and Enbridge Energy Partners, L.P.

10.3	Contribution Agreement, dated as of April 27, 2017, by and among Enbridge Energy Company, Inc., Enbridge Energy Partners, L.P. and Enbridge Holdings (DakTex) L.L.C.

10.4	Amended and Restated Limited Liability Company Agreement of Enbridge Holdings (DakTex) L.L.C., dated as of April 27, 2017, between Enbridge Energy Partners, L.P. and Enbridge Energy Company, Inc.